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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 24, 1998, in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-69501) and related Prospectus of RF Micro Devices, Inc. for the registration of 2,587,500 shares of its common stock.


                                          /s/ ERNST & YOUNG LLP

Raleigh, North Carolina

January 21, 1999